                                                                  Exhibit 10.17



                           WAIVER, THIRD AMENDMENT AND
                           ---------------------------
                             MODIFICATION AGREEMENT
                             ----------------------

         THIS WAIVER, THIRD AMENDMENT AND MODIFICATION AGREEMENT is dated as of the 2nd day of September, 1998 by and among GREAT AMERICAN LIFE INSURANCE COMPANY (the "Lender") and MERITAGE HOSPITALITY GROUP INC. ("MHG"), SC INN INC., formerly known as St. Clair Inn, Inc. ("SCI"), GHR INC., formerly known as Grand Harbor Resort Inc. ("GHR"), THOMAS EDISON INN, INCORPORATED ("TEI"), MHG FOOD SERVICE INC. ("Food Service") and GHYC INC., formerly known as Grand Harbor Yacht Club Inc. ("GHYC") (MHG, SCI, GHR, TEI, Food Service and GHYC are collectively referred to as the "Obligors").

                                   WITNESSETH:

         WHEREAS, the Lender and the Obligors are parties to a Loan Agreement dated November 26, 1996, as amended by Amendment No. 1 dated as of May 23, 1997 and Waiver Second Amendment and Modification Agreement dated September 30, 1997 (collectively, the "Loan Agreement"); and

         WHEREAS, the Obligors have requested and the Lender has agreed to waive certain covenants and release liens in certain collateral securing the obligations under the Loan Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1. WAIVER OF COVENANTS. Obligors have informed Lender that Captec Financial Group, Inc. has agreed to provide up to an Eleven Million Nine Hundred Fifty Thousand and 00/100 Dollars ($11,950,000) loan to Meritage Hospitality Group, Inc. (the "Captec Loan") to finance the purchase, construction and renovation of certain Wendy's restaurants. Lender hereby waives compliance with the covenant set forth in Sections 4.2(c) of the Loan Agreement solely with respect to the Captec Loan. In exchange for Lender's consent, Obligors agree that on or before September 30, 1998, Obligors shall pay to Lender a minimum of Two Million Two Hundred Thousand and 00/100 Dollars ($2,200,000), which shall be applied to Loan II. This waiver applies only to Section 4.2(c) of the Loan Agreement for the purpose referenced above and does not otherwise modify or waive any other covenant or agreement contained in the Loan Agreement.

         2. RELEASE OF COLLATERAL. Obligors have requested the release of liens encumbering Thomas Edison Inn and parcels adjacent thereto in exchange for less than the Release Price set forth in the Loan Agreement. Lender hereby agrees to the release of the liens provided Lender receives Nine Million Six Hundred Seventy-Five Thousand One Hundred Ninety and 42/100 ($9,675,190.42), which shall be applied to Loan I and Loan III and an assignment of all collateral documents executed in connection with the sale of Thomas Edison Inn to Reynolds/Ehinger Enterprises, LLC, including, but not limited to, an Assignment of a Promissory Note and Mortgage in the original principal amount of Two Million and 00/100 Dollars ($2,000,000) executed by Reynolds/Ehinger Enterprises, LLC (the "REH Note"), an Assignment of Guaranty, Assignment of Pledge Agreements, and Assignment of a Security Agreement.

         3. MANDATORY PREPAYMENT. Obligors agree that upon the payment of any principal on the REH Note by Reynolds/Ehinger Enterprises, LLC at maturity or otherwise, all such payments shall be used to prepay Loan II except for prepayments made on or before September 30, 1998 in connection with the closing prorations of the sale of Thomas Edison Inn in an amount not to exceed $300,000, which shall be used to reduce the outstanding principal amount of the Note.

         4. RATIFICATION. Except as amended and modified hereby, the terms of the Loan Agreement referred to above are hereby ratified and confirmed as of this date.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Waiver, Third Amendment and Modification Agreement as of the day and year first above written.

WITNESSES:                           GREAT AMERICAN LIFE INSURANCE
                                       COMPANY
/s/ Gail T. King
-----------------------------
/s/ Roberta J. Hines                 BY: /s/Mark F. Muething
-----------------------------           -------------------------------------
                                         Mark F. Muething,
                                         Senior Vice President

                                     MERITAGE HOSPITALITY GROUP INC.
/s/ L. Bracken
-----------------------------

/s/ James R. Saalfeld                BY: /s/ Christopher B. Hewett
-----------------------------           -------------------------------------
                                         Christopher B. Hewett, President

                                     SC INN INC., formerly known as
                                     St. Clair Inn, Inc.
/s/ L. Bracken
-----------------------------

/s/ James R. Saalfeld                BY: /s/ Christopher B. Hewett
-----------------------------           -------------------------------------
                                         Christopher B. Hewett, President

                                     GHR INC., formerly
                                     known as Grand
                                     Harbor Resort Inc.
/s/ L. Bracken
-----------------------------

/s/ James R. Saalfeld                BY: /s/ Christopher B. Hewett
-----------------------------           -------------------------------------
                                         Christopher B. Hewett, President

                                     THOMAS EDISON INN, INCORPORATED
/s/ L. Bracken
-----------------------------

/s/ James R. Saalfeld                BY: /s/ Christopher B. Hewett
-----------------------------           -------------------------------------
                                         Christopher B. Hewett, President

                                     MHG FOOD SERVICE INC.
/s/ L. Bracken
-----------------------------

/s/ James R. Saalfeld                BY: /s/ Christopher B. Hewett
-----------------------------           -------------------------------------
                                         Christopher B. Hewett, President

                                     GHYC INC., formerly known as
                                     Grand Harbor Yacht Club Inc.
/s/ L. Bracken
-----------------------------

/s/ James R. Saalfeld                BY: /s/ Christopher B. Hewett
-----------------------------           -------------------------------------
                                         Christopher B. Hewett, President